UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2007

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 400
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 30, 2007, ERP Operating Limited Partnership, an Illinois limited partnership (the “Company”), agreed to issue $350,000,000 aggregate principal amount of 5.50% Notes due October 1, 2012 (the “2012 Notes”) and $650,000,000 aggregate principal amount of 5.75% Notes due June 15, 2017 (the “2017 Notes,” and together with the 2012 Notes, the “Notes”) in a public offering. The Company agreed to sell the Notes pursuant to a Terms Agreement, dated as of May 30, 2007, among the Company and each of Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as underwriters. The Notes will be issued pursuant to an Indenture, dated as of October 1, 1994, between the Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, N.A., successor to the First National Bank of Chicago) (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 9, 2004, by and between the Company and the Trustee, as further supplemented by that certain Second Supplemental Indenture, dated as of August 23, 2006, by and between the Operating Partnership and the Trustee, and as further supplemented by that certain Third Supplemental Indenture, to be dated as of June 4, 2007, by and between the Operating Partnership and the Trustee.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Terms Agreement dated May 30, 2007, among ERP Operating Limited Partnership and each of Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

1.2	Standard Underwriting Provisions dated May 30, 2007.

4.1	Form of Third Supplemental Indenture.

4.2	Form of 5.50% Note due October 1, 2012.

4.3	Form of 5.75% Note due June 15, 2017.

5.1	Opinion of DLA Piper US LLP.

23.1	Consent of DLA Piper US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP

	By:		EQUITY RESIDENTIAL, its general partner

Date: June 1, 2007		By:	/s/ Mark J. Parrell
		Name:	Mark J. Parrell
		Its:	Senior Vice President and Treasurer

Date: June 1, 2007		By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
		Its:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement dated May 30, 2007, among ERP Operating Limited Partnership and each of Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

1.2	Standard Underwriting Provisions dated May 30, 2007.

4.1	Form of Third Supplemental Indenture.

4.2	Form of 5.50% Note due October 1, 2012.

4.3	Form of 5.75% Note due June 15, 2017.

5.1	Opinion of DLA Piper US LLP.

23.1	Consent of DLA Piper US LLP (included in Exhibit 5.1).